                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and MILTON A. GUTELIUS, JR., jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Signature                             Title                         Date
           ---------                             -----                         ----

Ralph Horn                             Chairman of the Board,              March 16, 2001
------------------------------------   President and Chief Executive
Ralph Horn                             Officer and a Director
                                       (principal executive officer)

Elbert L. Thomas, Jr.                  Executive Vice President and        March 16, 2001
------------------------------------   Chief Financial Officer
Elbert L. Thomas, Jr.                  (principal financial officer)


James F. Keen                          Senior Vice President and           March 16, 2001
------------------------------------   Corporate Controller (principal
James F. Keen                          accounting officer)


Robert C. Blattberg                    Director                            March 16, 2001
------------------------------------
Robert C. Blattberg


Carlos H. Cantu                        Director                            March 16, 2001
------------------------------------
Carlos H. Cantu




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


George E. Cates                        Director                            March 16, 2001
------------------------------------
George E. Cates


J. Kenneth Glass                       Director                            March 16, 2001
------------------------------------
J. Kenneth Glass


James A. Haslam, III                   Director                            March 16, 2001
------------------------------------
James A. Haslam, III


John C. Kelley, Jr.                    Director                            March 16, 2001
------------------------------------
John C. Kelley, Jr.


R. Brad Martin                         Director                            March 16, 2001
------------------------------------
R. Brad Martin


Joseph Orgill, III                     Director                            March 16, 2001
------------------------------------
Joseph Orgill, III


Vicki R. Palmer                        Director                            March 16, 2001
------------------------------------
Vicki R. Palmer


Michael D. Rose                        Director                            March 16, 2001
------------------------------------
Michael D. Rose


William B. Sansom                      Director                            March 16, 2001
------------------------------------
William B. Sansom



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